Supplement dated March 6, 2026
to the Prospectus and Summary Prospectus, each as supplemented of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2025
As stated in the Fund's Prospectus and Summary Prospectus supplement dated December 12, 2025, Los Angeles Capital Management LLC was expected to start managing a portion of the Fund's assets in the first quarter of 2026 (the Start Date). It has been determined the Start Date is March 12, 2026.
Shareholders should retain this Supplement for future reference.
SUP284_04_019_(03/26)